Exhibit 4(h)(4)

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of August 27, 2010 among LAMAR MEDIA CORP. (the “Company”), the SUBSIDIARY GUARANTORS party hereto (the “Guarantors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

The Company, the Guarantors and the Trustee are parties to an Indenture dated as of April 22, 2010 (the “Indenture”). Pursuant to Section 8.01 of the Indenture, the Company, the Guarantors and the Trustee wish now to amend the Indenture in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Amendment to the Indenture. The Indenture shall be amended as follows:

Section 2.02 of the Indenture shall be amended by adding the following sentence to the end of the fifth paragraph as follows:

“Notwithstanding the foregoing, solely for purposes of the Exchange Offer, the Exchange Notes may be issuable only in registered form without coupons and in denominations of $1,000 and integral multiples of $1,000.”

Section 2. Conditions Precedent. The amendment set forth in Section 1 hereof shall become effective as of the date hereof.

Section 3. Miscellaneous. Except as herein provided, the Indenture shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

AMERICAN SIGNS, INC.

COLORADO LOGOS, INC.

FLORIDA LOGOS, INC.

KANSAS LOGOS, INC.

LAMAR ADVERTISING OF COLORADO SPRINGS, INC.

LAMAR ADVERTISING OF KENTUCKY, INC.

LAMAR ADVERTISING OF MICHIGAN, INC.

LAMAR ADVERTISING OF OKLAHOMA, INC.

LAMAR ADVERTISING OF SOUTH DAKOTA, INC.

LAMAR ADVERTISING OF YOUNGSTOWN, INC.

LAMAR ADVERTISING SOUTHWEST, INC.

LAMAR BENCHES, INC.

LAMAR DOA TENNESSEE HOLDINGS, INC.

LAMAR DOA TENNESSEE, INC.

LAMAR ELECTRICAL, INC.

LAMAR FLORIDA, INC.

LAMAR I-40 WEST, INC.

LAMAR OBIE CORPORATION

LAMAR OCI NORTH CORPORATION

LAMAR OCI SOUTH CORPORATION

LAMAR OHIO OUTDOOR HOLDING CORP.

LAMAR OKLAHOMA HOLDING COMPANY, INC.

LAMAR PENSACOLA TRANSIT, INC.

MICHIGAN LOGOS, INC.

MINNESOTA LOGOS, INC.

NEBRASKA LOGOS, INC.

NEVADA LOGOS, INC.

NEW MEXICO LOGOS, INC.

O. B. WALLS, INC.

OHIO LOGOS, INC.

OUTDOOR MARKETING SYSTEMS, INC.

PREMERE OUTDOOR, INC.

SOUTH CAROLINA LOGOS, INC.

TENNESSEE LOGOS, INC.

TLC PROPERTIES II, INC.

TLC PROPERTIES, INC.

UTAH LOGOS, INC.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

DELAWARE LOGOS, L.L.C.

GEORGIA LOGOS, L.L.C.

KENTUCKY LOGOS, LLC

LOUISIANA INTERSTATE LOGOS, L.L.C.

MAINE LOGOS, L.L.C.

MISSISSIPPI LOGOS, L.L.C.

MISSOURI LOGOS, LLC

NEW JERSEY LOGOS, L.L.C.

OKLAHOMA LOGOS, L.L.C.

PENNSYLVANIA LOGOS, LLC

VIRGINIA LOGOS, LLC

WASHINGTON LOGOS, L.L.C.

By:	Interstate Logos, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

INTERSTATE LOGOS, L.L.C. THE LAMAR COMPANY, L.L.C.

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

LAMAR ADVERTISING OF LOUISIANA, L.L.C. LAMAR ADVERTISING OF PENN, LLC LAMAR TENNESSEE, L.L.C. LC BILLBOARD L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

TLC FARMS, L.L.C. TLC Properties, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

OUTDOOR PROMOTIONS WEST, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Triumph Outdoor Holdings, LLC, its Managing Member

By:	Lamar Central Outdoor, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC LAMAR ADVANTAGE LP COMPANY, LLC TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR CENTRAL OUTDOOR, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

LAMAR AIR, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR T.T.R., L.L.C.

By:	Lamar Advertising of Youngstown, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name: Title:	Keith A. Istre Executive Vice President and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.

By:	Outdoor Marketing Systems, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name: Title:	Keith A. Istre Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

OBIE BILLBOARD LLC

By:	Lamar Obie Corporation, its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

TEXAS LOGOS, L.P.

By:	Oklahoma Logos, L.L.C., its General Partner

By:	Interstate Logos, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC, its General Partner

By:	Lamar Central Outdoor, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Craig A. Kaye
	Name:	Craig A. Kaye
	Title:	Senior Associate

[Signature Page to Amendment No. 1 to Indenture]